UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 3, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01         Regulation FD Disclosure

On February 3, 2022, Uranium Energy Corp. (the “Company”) issued a news release to announce that on January 31st, 2022, the Company repaid the remaining $10 million balance of its secured credit facility and is now completely debt free.

As of February 2, 2022, the Company holds approximately $125 million of cash and liquid assets and has no debt.

Amir Adnani, President and CEO stated: “Over the last twelve months we’ve executed on a strategy to grow UEC’s resources and production capacity, while improving our financial flexibility. These goals were accomplished through the accretive acquisition of Uranium One, the establishment of one of the largest physical portfolios of U.S. domiciled uranium, and the strengthening of the balance sheet, including the milestone to become debt free. Our expanded U.S. In-Situ-Recovery (“ISR”) production profile of 6.5M pounds per year, in the stable jurisdictions of Texas and Wyoming, is underpinned by seven fully permitted projects and further de-risked by virtue of our two licensed and built processing plants. Our production-ready assets are shielded against inflationary pressures that would otherwise be evident in building new facilities today. In sum, all of these factors, combined with our balance sheet strength, positions UEC as the leading U.S. based uranium company.”

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01         Financial Statements and Exhibits

(a)                  Financial Statements of Business Acquired

Not applicable.

(b)                  Pro forma Financial Information

Not applicable.

(c)                  Shell Company Transaction

Not applicable.

(d)                  Exhibits

Exhibit	Description
99.1	News Release dated February 3, 2022
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: February 3, 2022	URANIUM ENERGY CORP. By: /s/ Pat Obara Pat Obara, Secretary and Chief Financial Officer
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